EXECUTION VERSION

Amendment Letter
Avis Finance Company Limited
Avis Budget House, Park Road
Bracknell, Berkshire RG12 2EW
United Kingdom

To: Crédit Agricole Corporate and Investment Bank
19 March 2013
Dear Sirs
We refer to: (i) the Framework Agreement dated 5 March 2013 between, among others, Avis Finance Company Limited (“Finco” and the “Central Servicer”), Avis Budget Italia S.p.A. FleetCo S.A.p.A. (“Italian FleetCo”), FinCar Fleet B.V. (“Dutch FleetCo”) and Avis Budget Italia S.p.A. (“Italian Opco”), Avis Budget Car Rental, LLC (the “Parent”), Avis Budget EMEA Limited (“Avis Europe”), Avis Alquile un Coche S.A. (“Spanish Opco”), Avis Budget Autovermietung GmbH & Co. KG (“German Opco”), Crédit Agricole Corporate and Investment Bank (as “Transaction Agent”, “Arranger” and “FleetCo Security Agent”), the Initial Senior Noteholders named therein and Deutsche Trustee Company Limited (the “Issuer Security Trustee”) (the “Framework Agreement”) and (ii) the Master Definitions Agreement dated 5 March 2013 between the parties to the Framework Agreement (the “Master Definitions Agreement”).
This Deed witnesses and it is declared as follows:

1	Interpretation

1.1
Unless otherwise defined herein or the context otherwise requires, terms defined in the Master Definitions Agreement have the same meaning in this Deed. Subject to paragraph 1.2 below, the provisions of clause 2 (Principles of Interpretation and Construction) of the Master Definitions Agreement shall apply herein as if set out in full herein and as if references therein to a “Relevant Agreement” were to this Deed.

1.2	A reference to a “paragraph” is a reference to a paragraph of this Deed.

2	Amendment relating to accession of the Liquidation Agent

2.1
Each of the Central Servicer and the Transaction Agent agrees that clause 11.4(iii) (Acceding Liquidation Agent) of the Framework Agreement shall be deleted in its entirety and replaced with the following:

“(iii)
such party accedes to each FleetCo German Security Document and German FleetCo Deed of Charge, in each case, accordance with the terms of each such document to the satisfaction of the FleetCo Security Agent and the Transaction Agent.”.

2.2
Any references in the Transaction Documents to the Liquidation Agent being or acting as a Spanish FleetCo Secured Creditor or an Italian FleetCo Secured Creditor shall be construed such that the Liquidation Agent is not a Spanish FleetCo Secured Creditor or an Italian FleetCo Secured Creditor (as applicable).

3    Effective Date
The Parties hereby agree that the amendments set out in paragraph 2 (Amendments relating to accession of the Liquidation Agent) shall be effective as of the date hereof.

4    Framework Agreement

4.1	The amendments in paragraph 2 (Amendments relating to accession of the Liquidation Agent) have been made in accordance with clause 24.2(ii) of the Framework Agreement.

4.2	Save as expressly amended by this Deed, the Framework Agreement and the other Transaction Documents shall otherwise remain unamended and in full force and effect in accordance with the terms thereof.

4.3
By their acceptance of the terms of this Deed, the Central Servicer for itself and on behalf of the other Avis Obligors confirms that its obligations under the Transaction Documents to which it is a party will remain in full force and effect.

4.4	The FleetCo Security Agent and the Transaction Agent hereby designate this Deed as a FleetCo Transaction Document.

4.5	The Transaction Agent hereby designates this Deed as an Issuer Transaction Document.
5    Illegality
If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.
6    Rights and remedies
No failure by the Issuer Secured Creditors or the FleetCo Secured Creditors to exercise, or any delay by the Issuer Secured Creditors or the FleetCo Secured Creditors in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies provided by law or under any Transaction Document.
7    Counterparts
This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.
8    Incorporation of Common Terms
The Common Terms shall be incorporated by reference into this Deed. If there is any conflict between the Common Terms as incorporated by reference into this Deed and the other provisions of this Deed, the provisions of the incorporated Common Terms shall prevail to the fullest extent permitted by applicable law.
9    Third party rights
No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.
10    Governing law and jurisdiction
This Deed and all non-contractual obligations arising out of or in connection with it shall be governed by English law. Each of the parties hereto hereby submits to the jurisdiction of the courts of England and Wales.

This Deed is executed and delivered on the date stated at the beginning.

From:

Central Servicer

EXECUTED AS A DEED on behalf of
AVIS FINANCE COMPANY LIMITED

By: ____/s/ Stuart Fillingham__________________________
Name: Stuart Fillingham
Title: Director

Witnesses'
Signature: /s/ Judith Nicholson
Name: Judith Nicholson
Title: Group Secretary
Address: Avis Budget House, Park Road
Bracknell RG12 2EW

Acknowledged and agreed by:

Transaction Agent and the FleetCo Security Agent

EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: _/s/ Edith Lusson_____________________________
Name: Edith Lusson
Title: Executive Director

Witnesses'
Signature:
Name:
Title:
Address: